                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[X] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[_] Definitive Proxy Statement                RULE 14A-6(E)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                          CNB Financial Corporation
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                           CNB Financial Corporation
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies;

    (2) Aggregate number of securities to which transaction applies;

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined);

    (4) Proposed maximum aggregate value of transaction;

    (5) Total fee paid;

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid;

    (2) Form, Schedule or Registration Statement No.;

    (3) Filing Party;

    (4) Date Filed;

Notes:

[LETTERHEAD OF CNB FINANCIAL CORPORATION APPEARS HERE]



                           NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS



TO THE SHAREHOLDERS:


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CNB FINANCIAL CORPORATION will be held at the County National Bank, Corner of Market and Second Streets, Clearfield, Pennsylvania on Tuesday, April 16, 1996, at 2:00 P.M. for the following purposes:

     1. ELECTION OF DIRECTORS: The election of five Class 1 directors to serve until the Annual Meeting in 1999 or until successors are elected and qualified.

     2. TRANSACTIONS OF OTHER BUSINESS: To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed March 1, 1996, as the record date for the determination of shareholders entitled to notice and to vote at the meeting.

     The annual report to shareholders for the year ended December 31, 1995, which includes consolidated financial statements of The Corporation, is enclosed.

     YOU ARE URGED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. PLEASE RETURN THE PROXY AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.


                                      By Order of the Board of Directors,

                                      /s/ William A. Franson

                                      William A. Franson
                                      Secretary


Clearfield, Pennsylvania
March 22, 1996

                                PROXY STATEMENT

                   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                            TUESDAY, APRIL 16, 1996

   CNB Financial Corporation ("The Corporation") is a Pennsylvania business corporation and a bank holding company registered with the Federal Reserve
Board having its principal offices at County National Bank, Clearfield, Pennsylvania 16830. The principal subsidiary of The Corporation is County National Bank.
   The enclosed proxy is being solicited by the Board of Directors of The Corporation for use at the Annual Meeting of Shareholders to be held April 16, 1996. Solicitation of proxies may be made by mail, personal interviews and telephone by officers and employees of The Corporation and its subsidiary. The cost of management's proxy solicitation will be borne by The Corporation. The date on which this proxy statement and the accompanying form of proxy was mailed to shareholders was March 22, 1996.
   The presence at the meeting in person or by proxy of the holders of a majority of the shares of stock constitutes a quorum.
   The enclosed proxy is revocable at any time prior to the actual voting of such proxy, by the filing of an instrument revoking it, or a duly executed proxy bearing a later date, with the Secretary of The Corporation. In the event your proxy is mailed and you attend the meeting, you have the right to revoke your proxy and cast your vote personally. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with instructions, if any. Unless otherwise directed, proxies will be voted in favor of the election as directors of the nominees named under the caption, "Election of Directors" as set forth in the Notice of meeting. The Board of Directors is not aware of any other matters which will be presented for action at the meeting, but the persons named in the proxies intend to vote or act according to their discretion with respect to any other proposal which may be presented for action.
   The Board of Directors has fixed the close of business on March 1, 1996, as the record date for determining shareholders entitled to notice of, and to vote at, the meeting. The only securities of The Corporation entitled to vote at the meeting consist of 1,722,834 shares of outstanding common stock.
   In the election of directors, each shareholder or his duly authorized proxy, will have the right to vote the number of shares owned by him for each of the directors to be elected within each class or to cumulate such shares and give one candidate as many votes as the number of directors to be elected within each class multiplied by the number of his shares, or to distribute these votes among as many candidates in such numbers as he deems fit. The affirmative vote of the holders of the majority of the shares entitled to notice of, and to vote at, the Annual Meeting is required for the approval of such other matters as may properly come before the meeting.
   As of March 1, 1996, there were 1,421 registered owners of the 1,722,834 outstanding shares of Corporation stock. To the knowledge of The Corporation, no persons owned of record or beneficially on the record date more than five percent (5%) of the outstanding common stock of The Corporation. At such record date, all officers and directors of The Corporation as a group beneficially owned 156,655 shares or 9.09% of the shares outstanding.

                           1. ELECTION OF DIRECTORS

   The By-Laws of The Corporation provide that the Board of Directors shall consist of no more than twenty-four persons. The Board of Directors has acted to fix the number of directors for the ensuing year at fifteen.
   Directors are elected for three year terms with one-third of the total normally elected each year. Of the persons named below, all of whom are members of the present Board of Directors except Mr. Falger, five are nominated to serve as Class 1 directors to hold office for a three year term expiring at the third succeeding Annual Meeting (1999) or until successors have been duly elected and have qualified. The persons named in the enclosed proxy will vote for the election of the nominees named below unless authority is withheld. Each nominee has consented to be named as a nominee and has agreed to serve if elected. If, for any reason, any of the persons named below should become unavailable to serve, an event which management does not anticipate, proxies will be voted for the remaining nominees and such other person or persons as the Board of Directors may designate.

A. NOMINEES: Class 1 directors for a three year term expiring at Annual Shareholders Meeting in 1999.

                                                                                              Shares        Percent of
                               Business Experience                       Director             Beneficially  Beneficial Ownership
Name                      Age  (Past Five Years)                         Since                Owned(1)(2)   if 1.00% or More
-----------------------------------------------------------------------------------------------------------------------------
William F. Falger         48   Executive Vice President                                          520(3)           --
                               CNB Financial Corporation

                               President and Chief Executive Officer
                               County National Bank

James J. Leitzinger       57   President                                  10/4/83             26,326(3)(4)(5)    1.52%
                               Leitzinger Realty
                               (Real Estate Investments)

Jeffrey S. Powell         31   President                                 12/27/94              6,360(4)           --
                               J.J. Powell, Inc.
                               (Petroleum Wholesaler-Retailer)

Peter F. Smith            41   Attorney at Law                            9/12/89              5,400              --

L.E. Soult, Jr.           67   Vice President & Treasurer                 1/10/67             53,012(4)          3.08%
                               Soult Wholesale Co.
                               (Building Material Wholesaler)

THE FOLLOWING CLASS 3 DIRECTORS TERMS EXPIRE AT THE TIME OF THE ANNUAL MEETING IN 1997.

Robert E. Brown           54   Vice President                             2/15/83              4,216(3)           --
                               E.M. Brown, Inc.
                               (Coal Producer)

James P. Moore            60   President and                              4/13/82              4,502(3)           --
                               Chief Executive Officer
                               CNB Financial Corporation

                               Chairman of the Board
                               County National Bank

Robert C. Penoyer         61   President                                  2/15/83              5,342(5)           --
                               Penoyer Contracting Co., Inc.
                               (Contractor)

Edward B. Reighard        82   Retired                                    2/15/83              5,800(4)(5)        --

Joseph L. Waroquier, Sr.  62   President                                  5/13/86             10,250(3)           --
                               Waroquier Coal, Inc.
                               (Coal Producer)

THE FOLLOWING CLASS 2 DIRECTORS TERMS EXPIRE AT THE TIME OF THE ANNUAL MEETING IN 1998.

Richard D. Gathagan       54   President & Owner of                       11/8/88              4,170              --
                               Pharmaceutical & Medical
                               Companies (Health Care)

                               Formerly Owner-Life Support
                               Products (Health Care)

Dennis L. Merrey          47   President, Clearfield                       6/4/91              3,763(4)(5)        --
                               Powdered Metals, Inc.
                               (Manufacturer)

William R. Owens          58   Retired, Formerly                          2/15/83              9,000              --
                               V. Pres., Sec., and Treas.
                               CNB Financial Corporation

                               Formerly President and
                               Chief Executive Officer
                               County National Bank

(Continued on following page)

Carl J. Peterson    58  Assistant Secretary        1/28/92   5,510 (3)(4)  --
                        CNB Financial Corporation
                        Senior Vice President
                        & Trust Officer
                        County National Bank

Robert G. Spencer   64  President                  2/15/83  12,464 (4)     --
                        Hepburnia Coal Sales Corp.
                        (Coal Producer)

(1) Information furnished by directors.
(2) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and include securities as to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days after March 1, 1996. Under the regulations the beneficial owner of securities is presumed to have or share voting or investment power as to all securities beneficially owned. Beneficial ownership may be disclaimed as to certain of the securities.
(3) This figure includes joint ownership with relatives to which the director has joint voting and investment powers.
(4) This figure includes indirect ownership of securities to which the director claims voting and investment powers.
(5) This figure includes voting or investment powers of securities through a trust and or pension plan agreement.

                               2. OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the annual meeting and does not know of any matter which anyone proposes to present for action at the meeting. However, if any other matters properly come before the meeting, the persons named in the accompanying proxy, or their duly constituted substitutes acting at the meeting, will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

                      EXECUTIVE COMPENSATION DISCLOSURES

EXECUTIVE COMPENSATION COMMITTEE

     The Executive Compensation Committee ("Committee") is comprised of six non-employee, independent directors selected from the Boards of Directors of CNB Financial Corporation and County National Bank. The Committee met seven times during 1995.
     The Committee has the overall responsibility for reviewing, establishing, and administering policies which govern executive compensation programs. In discharging these responsibilities, the Committee seeks to maintain a position of "equity" with respect to the balancing of interests of the shareholder with those of the executive officers.
     At the request of the Committee, executive officers of the Corporation or Bank may be present at Committee meetings for discussion purposes. However, they have no involvement in the decisions made by the Committee, nor do they have a vote on any matters brought before the group. Independent, outside advisors and consultants may also be used from time to time by the Committee in a similar manner.
     Business conducted by the Committee at each meeting is documented in the form of minutes and submitted on a timely basis to the Board(s) of Directors.

EXECUTIVE COMPENSATION PHILOSOPHY & POLICY

     The written executive compensation philosophy is an integral part of the Executive Compensation Program since it reflects the attitudes of the Board(s) of Directors toward program participation, peer group comparisons, plan design, etc. Within the overall objectives of equity and regulatory compliance, the philosophy serves to guide the deliberations of the Committee and acts as a standard against which plan performance may be measured.
     Executive compensation programs are designed to encourage executive decisions and actions that have a positive impact on The Corporation's overall performance. For that reason, program participation is limited to those individuals who have the greatest opportunity to influence the achievement of strategic corporate objectives.
     The pay philosophy defines what the organization will pay for, e.g., performance, job worth, etc. The Committee has established the following parameters for the pay philosophy under the current program:

          1. Base compensation levels for The Corporation's executive officers that are competitively set relative to companies in the banking industry of comparable size within Pennsylvania as well as the United States. The committee also takes into account individual experience and performance of executive officers relative to the specific needs of The Corporation.

          2. Compensation adjustments that are subjective and discretionary on the part of the Committee and the Board(s) of Directors. However, these discretionary adjustments will be made taking into account the overall performance of The Corporation and the individual performance appraisals of the executive officers.

         3. Incentive compensation that is based on overall bank and individual performance. This form of compensation is in addition to base salary and is intended to focus executive management on key performance factors leading to successful performance by the corporation.

          4. The utilization of "qualified" programs, as defined by the Internal Revenue Code, where these programs are appropriate in meeting shareholder, Corporation, and executive officer interests.

     This executive compensation philosophy and policy has been developed to help the Joint Executive Compensation Committee meet the objective of the executive compensation plan. To the extent necessary, it will be regularly evaluated and revised in order to meet this objective on an ongoing basis.

EXECUTIVE COMPENSATION PROGRAMS

      The primary components of the executive compensation program are base salaries and base benefits. Base salaries are defined by taking into account the job responsibilities of the positions, characteristics of the organization, and comparative salary information compiled and reviewed on an annual basis. The Committee regularly reviews the job assignments of the executive officers and analyzes a variety of annually-developed compensation salary survey information in order to maintain executive officer salaries that are equitable and competitive.
     Executive officers participate in the normal benefits programs available to employees of County National Bank, e.g., group life, disability, hospitalization, major medical plans, etc. which do not discriminate in favor of officers and are available to all salaried employees.
     In 1995, the Committee established an Executive Incentive Compensation
Plan for executive officers. The purpose of this plan is to provide a direct financial incentive in the form of an annual cash bonus to executives to achieve the Corporation's annual goals set at the beginning of fiscal year. The primary measure utilized in the plan is return on average assets with additional measures for asset growth, operating efficiency, loan growth and quality and trust asset growth.
     Beyond the payment of certain dues to service and social organizations, executive officers do not receive any additional perquisites.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The 1995 salary level for the Corporation's Chief Executive Officer, James
P. Moore, was $155,330 which was increased 1.52% over 1994. In setting Mr. Moore's salary, the Committee considered the Corporation's prior year and long term performance along with Mr. Moore's role in the achievement of these performance levels.

1995 EXECUTIVE COMPENSATION ACTIONS

     In 1995, the Committee utilizing the input of a compensation consultant developed an Executive Incentive Compensation Plan. The primary purpose of the plan is maximize accomplishment of the Corporation's objectives by providing additional monetary incentives to selected key executives responsible for directing activities that have a significant and direct bearing on the success of the institution. The plan is further intended to reward these key executives for higher performance to provide motivation to achieve annual goals and to achieve long-term performance and growth. All awards under the Executive Incentive Compensation Plan are monetary awards and are paid as soon as practical after the end of the plan year. The total award paid to executives for performance under the 1995 plan was $3,082. The executive officers who were included in the plan during 1995 were: Messrs. Moore, Falger, Franson, Peterson, Breakey, McEnroe.

      Submitted by the Executive Compensation Committee:
      L.E. Soult, Jr., Chairman       Richard D. Gathagan      William R. Owens
      Robert E. Brown                 Dennis L. Merrey         Robert G. Spencer

                              COMPENSATION TABLE

SUMMARY COMPENSATION TABLE

     The following table shows, for the fiscal years ending December 31, 1993, 1994, and 1995, the cash compensation paid by the Corporation and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each director and officer of the Corporation whose compensation level exceeded $100,000.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Long-Term Compensation
                                                                        ------------------------------------------------------------
                           Annual Compensation                                      Awards                  Payouts
------------------------------------------------------------------------------------------------------------------------------------
Name and                                                   Other Annual     Restricted         Options/     LTIP        All Other
Principal                              Salary      Bonus   Compensation     Stock Award(s)     SARs         Payouts     Compensation
Position                    Year        ($)         ($)       ($) [1]           ($)             (#)           ($)          ($) [2]
------------------------------------------------------------------------------------------------------------------------------------
James P. Moore,             1995       155,330       0           0               0                0            0           20,061
President and CEO of        1994       153,000       0           0               0                0            0           18,596
CNB Financial Corp.         1993       150,150       0           0               0                0            0           18,908

Chairman of the Board of
County National Bank
------------------------------------------------------------------------------------------------------------------------------------
William F. Falger,          1995       122,240       0           0               0                0            0           14,639
Executive Vice-             1994       115,000       0           0               0                0            0           12,069
President of                1993       105,600       0           0               0                0            0            8,478
CNB Financial Corp.

President and CEO of
County National Bank
------------------------------------------------------------------------------------------------------------------------------------
William A. Franson,         1995       100,750       0           0               0                0            0           11,190
Secretary of                1994        93,000       0           0               0                0            0           10,031
CNB Financial Corp.         1993        91,740       0           0               0                0            0            9,879

Executive Vice President,
Cashier and COO of
County National Bank
------------------------------------------------------------------------------------------------------------------------------------

[1] It is the policy of the Corporation to pay certain dues to service and social organizations. The incremental costs of these noncash items was minimal and did not exceed SEC disclosure limits of the lessor of 10% of total compensation or $50,000 for any named executive officer.
[2] Figures stated in this column are contributions to the County National Bank Money Purchase Pension Plan and 401(K) Plan.

                               PERFORMANCE GRAPH

      The following graph illustrates the performance pattern of the common stock of CNB Financial Corporation as compared to the NASDAQ bank stock index and all NASDAQ U.S. stocks. The index values are market weighted, divided reinvestment numbers which measure the total return for investing $100 five years ago. This index meets all SEC requirements for showing dividend reinvestment share performance over a five year period. The bank index values qualify as industry specific peer groups for reporting purposes and measure the return to an investor for placing $100 into a basket of bank stocks and letting that money set with all dividends being reinvested into the stock paying the dividend.



--------------------------------------------------------------------------------


                           CNB FINANCIAL CORPORATION
                            STOCK PRICE PERFORMANCE


                             [GRAPH APPEARS HERE]



                                 PERIOD ENDING


                       12-31-90     12-31-91     12-31-92     12-31-93     12-31-94     12-29-95
------------------------------------------------------------------------------------------------
CNB Financial-PA        $100.00      $102.41      $113.26      $147.00      $166.97      $166.54
------------------------------------------------------------------------------------------------
NASDAQ Bank Index       $100.00      $164.09      $239.98      $272.39      $271.41      $404.35
------------------------------------------------------------------------------------------------
All NASDAQ US Stocks    $100.00      $160.56      $186.86      $214.51      $209.68      $296.30
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              OTHER INFORMATION REGARDING EXECUTIVE COMPENSATION

     There are no employment contracts, change of control agreements, or other arrangements of this type in existence at the present time for the Chief Executive Officer or other executive officers.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Joint Executive Compensation Committee consists of Messrs. Soult, Brown, Gathagan, Merrey, Owens, and Spencer. No member of the Committee was an officer or employee of the Corporation during 1995. However, Mr. Owens was formerly an officer of the Corporation and subsidiary. No Committee member had a transaction or relationship required to be disclosed under Item 404 of Regulation S-K during 1995. Further, during 1995, no executive officer served on a compensation committee (or other board committee performing equivalent functions) or Board of Directors of any entity related to the above named Committee members.

                           COMPENSATION OF DIRECTORS

    Members of the CNB Financial Corporation Board of Directors, who are not officers, are paid a quarterly retainer fee of $125 and $150 for attendance at each meeting. Members of the County National Bank Board of Directors, who are not officers, are paid $325 for attendance at each regular meeting and $200 for attendance at Committee meetings.

                               OTHER DISCLOSURES

PENSION PLAN

     The Corporation does not have a retirement plan. The County National Bank maintains a non-contributory pension plan called The County National Bank Money Purchase Pension Plan. All active officers and employees 21 years of age or over, employed by the Bank for one year, are participants in the Plan. The annual contribution based on the prior year's compensation is 9% of total compensation plus 5.7% of that compensation in excess of $61,200. The total annual contribution to the retirement plan for the year 1995 was $274,039. Employees become vested after 5 years service with the Bank. Directors other than active officers are not covered by any retirement plan. Retirement funds are held in trust for each employee. Benefits are determined by the employer's contribution over the years and the plan earnings. At the time of retirement, the total value is distributed in one lump sum or in equal installments over a period not exceeding 15 years.

SAVINGS PLAN

     The County National Bank Savings Plan is qualified under Section 401(k) of the Internal Revenue Code. It allows a participant to authorize the deposit into the Plan of before tax earnings of up to 10% of his compensation as he may elect. Under the Tax Reform Act, participants' contributions were limited, during 1995, to nine thousand two hundred and forty dollars ($9,240.00), and also subject to the $150,000 compensation limit. All officers and employees of County National Bank, including the officers named in the Summary Compensation Table set forth herein, are eligible to participate in the 401(k) Plan. In addition, the Bank makes matching contributions equal to 25% of the participant's before tax contributions up to 4% of his compensation. All participant's contributions and the Bank's matching contributions at the participant's election are invested among several mutual fund options maintained by the Bank as Trustee during 1995. In 1996, The Corporation's contribution will be made in the form of Corporation stock. The Bank's contributions to the Savings Plan, in 1995, for the accounts of the officers named in the summary compensation table set forth herein is included as All Other Compensation. Substantially all officers and employees of the Bank are eligible to participate in the Savings Plan.

MEETINGS AND COMMITTEES OF THE BOARDS OF DIRECTORS

     The Boards of Directors held thirty-three meetings during 1995. All directors attended more than seventy-five percent of the aggregate number of the Board and Committee meetings of which they were members.
     The Boards of Directors have several committees including a Joint Examining (Audit Committee), a Joint Personnel Committee, a Joint Executive Compensation Committee and a Joint Nominating Committee.
     The Joint Examining (Audit Committee) met five times during 1995. The Committee consists of Edward B. Reighard, Chairman; Dennis L. Merrey; Robert C. Penoyer; Jeffrey S. Powell; Robert G. Spencer and Joseph L. Waroquier, Sr. It meets quarterly with the Internal auditor and, periodocally, with the Corporation's independent public accountant to review accounting, auditing, and financial reporting matters, including the review of audit plans.
     The Joint Personnel Committee consists of Robert G. Spencer, Chairman; Richard D. Gathagan; Dennis L. Merrey; Peter F. Smith; William F. Falger; and James P. Moore. The Committee reviews personnel policies and makes recommendations to the Board of Directors regarding all salaries and fringe benefits.
     The Joint Executive Compensation Committee consists of L.E. Soult, Jr., Chairman; Robert E. Brown; Richard D. Gathagan; Dennis L. Merrey; William R. Owens; and Robert G. Spencer. The committee met seven times during 1995. The Committee's role is to manage compensation arrangements for executive officers of the Corporation and the Bank.
     The Joint Nominee Review Committee met twice during 1995. The Committee consists of Peter F. Smith, Chairman; Robert E. Brown; Richard D. Gathagan; Jeffrey S. Powell; L. E. Soult, Jr; William F. Falger; and James P. Moore, its function is to recommend candidates for nomination for election to the Board of Directors. Any shareholder, who wishes to have the Committee consider a candidate, should submit the name of the candidate along with any biographical or other relevant information that the shareholder wishes the Committee to consider, along with the consent of such candidate evidencing their willingness to serve to the President of The Corporation at the address appearing on the first page of this Proxy Statement. Any nomination is subject to Article V,
Section 2 of the By-Laws.

TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

      Directors and officers of The Corporation and certain business organizations and individuals associated with them have been customers of and have had normal banking transactions with County National Bank. All such transactions have been made in the ordinary course of business, on terms substantially equivalent, including interest rates and collateral, to those which prevailed in similar transactions with unrelated persons and do not involve more than the normal risk of collectability or present other unfavorable features. The maximum aggregate loans to directors, principal officers and their associates were $6,976,369 which was then equal to 19% of the equity capital of the Bank.

     Bank loans to any director, principal officer, and companies with which any such persons was associated did not at any time during 1995 exceed 15% of the Bank's equity capital. From time to time, The Corporation and the Bank may purchase materials or services from directors or from companies with which they are associated.

     Mr. Peter F. Smith has been retained as General Counsel for The Corporation and the Bank. Mr. Smith is a director of The Corporation and the Bank. It is contemplated that Mr. Smith will be retained to perform legal services during the current year. Fees aggregating $27,312 were paid to Mr. Smith for legal services rendered during the year 1995.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has engaged the firm of Ernst & Young LLP, Pittsburgh, PA Certified Public Accountants as independent auditors to examine the financial statements of the Corporation and it's subsidiary for the year ending December 31, 1996. The firm has acted in this capacity since August 24, 1993. Representatives of the accounting firm are expected to be present at the Annual Meeting with an opportunity to make verbal comments and answer appropriate questions regarding the Corporation and the Bank.


SHAREHOLDER PROPOSALS

     The Board of Directors will consider shareholder proposals for the 1997 annual meeting. Any shareholder wishing to make a proposal to be considered for inclusion in proxy materials for the 1997 annual meeting of shareholders should forward a written copy of such proposal to: James P. Moore, President, CNB Financial Corporation, P.O. Box 42, Clearfield, PA 16830 by certified mail, return receipt requested. The Board of Directors request that any proposals be submitted in compliance with Rule 14A-8 of the Securities Exchange Act no later than November 24, 1996.



                                   By Order of the Board of Directors,

                                   /s/ William A. Franson

                                   William A. Franson
                                   Secretary


Clearfield, Pennsylvania
March 22, 1996

PROXY                      [LOGO OF CNB APPEARS HERE]                      PROXY

                             FINANCIAL CORPORATION
                                Clearfield, PA

                           PROXY FOR ANNUAL MEETING
                        OF SHAREHOLDERS APRIL 16, 1996

I/we the undersigned hereby appoint Mr. L. Albert Hubler and Mr. J. Carl Ogden and each of them the undersigned's true and lawful attorneys and proxies (with full power of substitution in each) to vote all stock of CNB Financial Corporation standing in the undersigned's name(s) at the Annual Meeting of Shareholders to be held at the office of County National Bank, Corner Market and Second Streets, Clearfield, Pennsylvania on April 16, 1996 or at any adjournment thereof.

1. ELECTION OF DIRECTORS:

   To elect the persons named below to serve as Class 1 Directors until the Annual Meeting in 1999 or until their successors are duly elected.

   [_] FOR                   [_] FOR                [_] WITHHOLD
       all nominees              all nominees           for all nominees
                                 except those
                                 which I/we with-
                                 hold authority
                                 *(see INSTRUCTION
                                 below)

 William F. Falger          Jeffrey S. Powell       L.E. Soult, Jr.
 James J. Leitzinger        Peter F. Smith

 *INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NOMINEES'S NAME(S) IN THIS SPACE.
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2. Transact such other business as may properly come before said meeting.
   IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THE HOLDERS OF PROXIES ARE AUTHORIZED TO VOTE THEREON AT THEIR DISCRETION.

This proxy confers discretionary authority to vote FOR the proposals in the absence of contrary directions. The action of a majority of said attorneys and proxies present and acting at said meeting or adjournment (or the one thereof so present and acting if only one shall be present and acting) shall be the action of said attorneys and proxies.

                               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                                             DATED                         19
                                                  -------------------------  --

                                             ----------------------------------
                                                        Signature

                                             ----------------------------------
                                                        Signature

Please sign exactly as printed hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. If stock is held jointly, each joint owner should sign.

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